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                                                                    EXHIBIT 10.6


                         Consent of Independent Auditors



We consent to the reference of our firm under the caption "Selected Financial Data" and the incorporation by reference in the Registration Statements (Form F-3 No. 33-99550 and No. 333-9180) and the related Prospectus of our report dated April 21, 2001, with respect to the consolidated financial statements of Korea Electric Power Corporation included in this Annual Report (Form 20-F) for the year ended December 31, 2002.


Young Wha
Seoul, Korea
June 24, 2003